FEDERAL JUDICIARY	IFECOM	LC-6/161

Proposed Agreement

Honorable Creditor: (HONORABLE JUDGE)

As indicated by the Mexican Business Reorganization Act, I make available to you for the period of ten days, the Proposed Agreement that I believe has the favorable opinion of the Company and the majority of recognized creditors.
Court: SEVENTH CIVIL DISTRICT COURT IN THE FEDERAL DISTRICT. Company: GRUPO IUSACELL, S.A. DE C.V. Petitioner: GRUPO IUSACELL, S.A. DE C.V. Concurso Mercantil Case No.: 107/2006-I

Company’s Contact Information	Conciliator’s Contact Information
Name and procedural domicile GRUPO IUSACELL, S.A. DE C.V. AV. PASEO DE LAS PALMAS NO. 731, SUITES 501 and 502, COLONIA LOMAS DE CHAPULTEPEC, POST CODE 11000, MEXICO, FEDERAL DISTRICT.	Name and address to sign the proposed agreement C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CALLE ETLA NO. 19, COLONIA HIPÓDROMO CONDESA, DELEGACIÓN BENITO JUÁREZ, MEXICO, FEDERAL DISTRICT.

Credits against the estate (recognized liabilities) of the Company

Section	Description	Legal Basis *	Amount	Vote
1	Labor (Constitution Art. 123 Sect. XXIII
	Part “A”)	Art. 224 Sect. I	None.
2	For administration of the estate	Art. 224 Sect. II	None.
3	Normal expenses for the estate’s assets	Art. 224 Sect. III	None.
4	Proceedings to benefit the estate	Art. 224 Sect. IV	None.
5	Fees and expenses of the specialists	Art. 224 Sect. V	Pending determination.
6	Burial expenses	Art. 218 Sect. I	None.
7	Medical expenses	Art. 218 Sect. II	None.
8	Creditors with a mortgage guaranty	Art. 219 Sect. I	None.	00.00%
9	Creditors with mortgage guaranty	Art. 219 Sect. II	None.	00.00%
10	Tax with real guaranty	Art. 221	None.
11	Tax without guaranty	Art. 221	271.27 UDIs
12	Other labor obligations	Art. 221	None.
13	Creditors with special privilege	Art. 220	None.	00.00%
14	Unsecured creditors	Art. 222	1,651,094,887.03 UDI´s	99.99%

		Total in UDIs	1,651,095,158.30	100%

Sum of the credits of creditors in the four sections identified with 8, 9, 13 and 14:	Art. 157 and 159	** 1,651,094,887.03 UDI´s	100%

To be effective, this agreement must be signed by recognized creditors in the minimum allowed amount of:	Art. 157	827,198,538.40 UDI´s	50.1%

Reserves for paying differences and Tax credits

Section	Description	Legal Basis *	Amount of the reserve
15	Differences from pending exceptions	Art. 153	Not applicable.
16	Tax obligations to be determined	Art. 153	Not applicable.
		Total in UDIs	Not applicable.

Credits subject to the labor agreement or write-off / tax authorization

Section	Description	Legal Basis *	Amount
17	Labor Credit	Art. 152	Not applicable.
18	Tax Credit	Art. 152	Not applicable.
		Total in UDIs	Not applicable.

Proposal to Creditors

Section	Type of Creditor		Section	Type of Creditor
19	Creditors with a mortgage guaranty	☒	24	Strategy	☒
20	Creditors with mortgage guaranty	☒	25	Clauses	✓
21	Creditors with special privilege	☒
22	Unsecured creditors	✓	Total number of pages in this report
			41 (FORTY-ONE PAGES)
23	Other creditors who sign the agreement	☒

Received stamp and signature of the Court	Place and date (In numbers and
	letters)	1	5	1	2	0	6
	Mexico, Federal District.	Day		Month		Year
	On the sixth of December two thousand six.

	C.P.C., ENRIQUE ESTRELLA MENÉNDEZ
	Conciliator

*	Article and section of the Mexican Business Reorganization Act.

**	Note here the sum of the credits indicated which will be 100%, obtain the percentage represented by each one of the four amounts and note it in the Column entitled “Vote”

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 11 Page 1

List of Recognized Credits: Tax Credits Lacking Real Guaranty.

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
1	Administración Local de Recaudación del Norte del Distrito Federal.	Will be paid 100% pursuant to the provisions of Articles 153 and 221 of the Mexican Business Reorganization Act.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	271.27 UDI’s

**	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

	_________________________	_______________	_______________	_______________

		Sum of this page ***	☒ or	271.27 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☒

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ
Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 1

List of Recognized Credits: * Unsecured creditors.

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
1	Investors Bank & Trust	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	4,509,100.20 UDI’s

2	JP Morgan	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	48,021,917.10 UDI´s

3	Mellon Bank, N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	20,290,950.89 UDI´s

4	Standard Bank PLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	572,367,142.59 UDI’s

5	Standard Bank PLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,254,550.10 UDI’s

		Sum of this page ***	☒ or	647,443,660.88 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ
Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 2

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
6	Morgan Stanley & Co.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	76,519,430.34 UDI’s

7	UBS AG, London Branch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	123,869,491.51 UDI’s

8	Credit Agricole (Suisse) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,127,275.05 UDI’s

9	Israel Discount Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,412,368.61 UDI’s

10	SG Private Banking (Suisse) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	21,418,225.94 UDI’s

		Sum of this page ***	☒ or	225,346,791.45 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ
Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 3

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
11	SG Private Banking (Suisse) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,254,550.10 UDI’s

12	Deutsche Bank AG	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

13	Bank Hapoalim (Switzerland) LTD	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	6,042,194.26 UDI’s

14	Citigroup Global Markets INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	8,346,344.46 UDI’s

15	Neuberger Berman, LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,110,258.89 UDI’s

		Sum of this page ***	☒ or	18,978,802.72 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ
Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 4

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
16	Bear Stearns Securities Corp.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	46,745,841.74 UDI’s

17	Bear Stearns Securities Corp.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	26,229,435.85 UDI’s

18	Bear Stearns Securities Corp.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

19	Bear Stearns Securities Corp.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

20	Bear Stearns Securities Corp.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

		Sum of this page ***	☒ or	74,328,007.65 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ
Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 5

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
21	BSI SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	6,763,650.30 UDI’s

22	Citibank	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	6,898,923.30 UDI’s

23	Citibank (Switzerland)	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

24	Citibank (Switzerland)	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	90,182.00 UDI’s

25	Lehman Brothers INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,352,730.06 UDI’s

		Sum of this page ***	☒ or	15,556,395.68 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 6

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
26	Lehman Brothers INC.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	157,818.51 UDI’s

27	Bear Stearns Securities Corp.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,149,820.55 UDI’s

28	Bear Stearns Securities Corp.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,570,187.11 UDI’s

29	Pershing LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	9,018,200.39 UDI’s

30	Pershing LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	10,064,311.64 UDI’s

		Sum of this page ***	☒ or	22,960,338.20 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 7

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
31	Credit Suisse/Trust ACC CL, SGP	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,254,550.10 UDI’s

32	Banque Privee Edmond De Rothschild	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

33	Heritage Bank & Trust SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	360,728.02 UDI’s

34	Pictet & Cie	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,885,824.13 UDI’s

35	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,127,275.05 UDI’s

		Sum of this page ***	☒ or	6,853,832.31 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐
C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 8

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
36	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	11,272,750.49 UDI’s

37	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	541,092.02 UDI’s

38	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,127,275.05 UDI’s

39	Credit Suisse	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	4,509,100.20 UDI’s

40	Credit Suisse	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	4,960,010.22 UDI’s

		Sum of this page ***	☒ or	22,410,227.98 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐
C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 9

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
41	Credit Suisse	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

42	Raymond James & Associates, INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

43	BNP Paribas Securities Corp	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,352,730.06 UDI’s

44	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	45,091.00 UDI’s

45	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

		Sum of this page ***	☒ or	2,525,096.11 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐
C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 10

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
46	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,127,275.05 UDI’s
47	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s
48	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s
49	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s
50	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

		Sum of this page ***	☒ or	2,254,550.10 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐
C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 11

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
51	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

52	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,664,878.22 UDI’s

53	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	9,018,200.39 UDI’s

54	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,127,275.05 UDI’s

55	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

		Sum of this page ***	☒ or	13,486,718.69 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐
C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 12

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
56	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,254,550.10 UDI’s

57	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

58	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

59	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	901,820.04 UDI’s

60	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,001,020.24 UDI’s

		Sum of this page ***	☒ or	4,833,755.41 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 13

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
61	Neuberger Berman, LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	270,546.01 UDI’s

62	First Clearing LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	15,150,576.66 UDI’s

63	First Clearing LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,773,096.62 UDI’s

64	First Clearing LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

65	Citigroup NA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	22,365,136.98 UDI’s

		Sum of this page ***	☒ or	41,010,266.29 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 14

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
66	Refco Capital Markets LTD	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	901,820.04 UDI’s

67	Morgan Stanley DW INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	180,364.01 UDI’s

68	RBC Dominion Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	338,182.51 UDI’s

69	RBC Dominion Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	586,183.03 UDI’s

70	RBC Dominion Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	315,637.01 UDI’s

		Sum of this page ***	☒ or	2,322,186.60 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 15

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
71	Goldman Sachs & Co	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,113,866.17 UDI’s

72	Goldman Sachs & Co	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	338,182.51 UDI’s

73	Goldman Sachs & Co	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,803,640.08 UDI’s

74	Goldman Sachs & Co	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	4,311,601.61 UDI’s

75	Citibank (Switzerland)	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	901,820.04 UDI’s

		Sum of this page ***	☒ or	9,469,110.41 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐
C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 16

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
76	HSBC Private Bank (Suisse) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,262,548.06 UDI’s

77	HSBC Private Bank (Suisse) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	676,365.03 UDI’s

78	BNP Paribas (Suisse) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	315,637.01 UDI’s

79	Bear Stearns Securities Corp	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	843,201.74 UDI’s

80	Bank Julius Baer & Co LTD	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

		Sum of this page ***	☒ or	3,323,206.85 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 17

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
81	National Financial Services	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	180,364.01 UDI’s

82	Bank Leumi Luxembourg SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,127,275.05 UDI’s

83	Bank Leumi Luxembourg SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,127,275.05 UDI’s

84	Brown Brothers Harriman & Co	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	10,821,840.47 UDI’s

85	Brown Brothers Harriman & Co	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

		Sum of this page ***	☒ or	13,482,209.59 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 18

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
86	Union Bancaire Privee Geneva	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	4,644,373.20 UDI’s

87	Clariden Bank	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,547,641.61 UDI’s

88	Neuberger Berman LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,352,730.06 UDI’s

89	JP Morgan Securities Limited	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	676,365.03 UDI’s

90	JP Morgan Securities Limited	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	11,137,477.49 UDI’s

		Sum of this page ***	☒ or	20,358,587.39 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

* Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

** Note the progressive creditor number.

*** When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

**** When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 19

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
91	JP Morgan Securities Limited	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	116,948,022.71 UDI’s

92	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	992,002.04 UDI’s

93	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

94	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,082,184.05 UDI’s

95	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	901,820.04 UDI’s

		Sum of this page ***	☒ or	120,374,938.86 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

* Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

** Note the progressive creditor number.

*** When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

**** When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 20

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
96	Pershing LLC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	4,170,917.68 UDI’s

97	Credit Suisse	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	901,820.04 UDI’s

98	Goldman Sachs & Co	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

99	Discount Bank	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

100	Deutsche Bank Securities, INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	90,182.00 UDI’s

		Sum of this page ***	☒ or	6,064,739.76 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

* Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

** Note the progressive creditor number.

*** When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

**** When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 21

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
101	Deutsche Bank Securities, INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	45,091.00 UDI’s

102	Deutsche Bank Securities, INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,803,640.08 UDI’s

103	Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	67,636.50 UDI’s

104	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	148,800.31 UDI’s

105	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	112,727.50 UDI’s

		Sum of this page ***	☒ or	2,177,895.39 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

* Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

** Note the progressive creditor number.

*** When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

**** When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 22

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
106	Merrill Lynch	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	94,691.10 UDI’s

107	HSBC Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

108	HSBC Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

109	HSBC Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

110	HSBC Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	338,182.51 UDI’s

		Sum of this page ***	☒ or	1,334,693.65 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

* Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

** Note the progressive creditor number.

*** When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

**** When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 23

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
111	HSBC Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

112	HSBC Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

113	HSBC Securities INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

114	Citigroup Global Markets INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,555,639.57 UDI’s

115	Citigroup Global Markets INC	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	383,273.52 UDI’s

		Sum of this page ***	☒ or	3,066,188.14 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 24

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
116	The Northern Trust Company	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	901,820.04 UDI’s

117	UBS AG	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	14,708,684.84 UDI’s

118	UBS AG	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

119	2S Banca SPA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	7,755,652.34 UDI’s

120	Credit Suisse Securities (Europe) LTD	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	9,018.20 UDI’s

	Sum of this page ***		☒ or	23,826,085.44 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ
Name and Signature of Conciliator
*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 25

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
121	Deutsche Bank (Suisse) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,465,457.56 UDI’s

122	Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	7,237,105.82 UDI’s

123	Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	18,036,400.79 UDI’s

124	Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,389,823.10 UDI’s

125	Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,840,733.12 UDI’s

	Sum of this page ***		☒ or	31,969,520.39 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ
Name and Signature of Conciliator
*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 26

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
126	Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	27,730,966.21 UDI’s

127	Banque Privee Edmond de Rothschild	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	901,820.04 UDI’s

128	SIS Segaintersettle AG	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	225,455.01 UDI’s

129	UBS Financial Services	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,059,638.55 UDI’s

130	UBS Financial Services	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	13,964,683.31 UDI’s

	Sum of this page ***		☒ or	43,882,563.12 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 27

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
131	JP Morgan Chase Bank N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	338,182.51 UDI’s

132	HSBC Private Bank (Luxembourg) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	901,820.04 UDI’s

133	HSBC Private Bank (Luxembourg) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	5,005,101.22 UDI’s

134	HSBC Private Bank (Luxembourg) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

135	Banco Santander (Suisse) SA	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,578,185.07 UDI’s

	Sum of this page ***		☒ or	8,274,198.86 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 28

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
136	The Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	2,074,186.09 UDI’s

137	The Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	847,710.84 UDI’s

138	The Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	676,365.03 UDI’s

139	The Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	608,728.53 UDI’s

140	The Bank of New York	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

	Sum of this page ***		☒ or	4,657,900.51 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 29

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
141	Mellon Trust of New England N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	4,509,100.20 UDI’s

142	Dresdner Bank (Switzerland) LTD	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	766,547.03 UDI’s

143	Deutsche Bank AG London	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	90,182.00 UDI’s

144	Bank Hapoalim BM	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	450,910.02 UDI’s

145	Wachovia Bank, N.A.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	112,727.50 UDI’s

	Sum of this page ***		☒ or	5,929,466.75 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 30

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
146	PNC Bank (Saxon & Co)	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	946,911.04 UDI’s

147	The Bank of New York (as Trustee)	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	178,736,222.70 UDI’s

148	Iusacell Infraestructura de México, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,254,600.77 UDI’s

149	Iusacell, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	3,552.68 UDI’s

150	Iusacell Arrendadora, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	34,134,279.73 UDI’s

	Sum of this page ***		☒ or	215,075,566.92 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 31

List of Recognized Credits: * Unsecured creditors

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
151	Grupo Iusacell Celular, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	1,577,534.55 UDI’s

152	Iusacell Infraestructura de México, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	7,706,143.13 UDI’s

153	Iusacell, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	4,568,004.47 UDI’s

154	Inmobiliaria Montes Urales 460, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	98,968.10 UDI’s

155	Sistecel, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	12,423.80 UDI’s

	Sum of this page ***		☒ or	13,963,074.05 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 14 Page 32

List of Recognized Credits: * Unsecured creditors.

No.	Name of the Creditor	Method of Payment	Resolution Data	Amount of the Credit
156	Iusacell Infraestructura, S.A. de C.V.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	23,465,651.45 UDI’s

157	Ritch, Heather and Müller, S.C.	Will be done in terms of the forgiveness, grace period, and novation cited in Clause THIRD that is contained in form LC-6/161 Section 25 attached to this report.	Is a recognized creditor under the terms of the provisions of the Allowance, Classification, and Priority of Credits Judgment issued on November 9, 2006 in the record of Concurso Mercantil 107/2006-I.	88,659.43 UDI’s

	_____________________________	_________________	_________________	_________________

	_____________________________	_________________	_________________	_________________

	_____________________________	_________________	_________________	_________________

	_____________________________	_________________	_________________	_________________

	_____________________________	_________________	_________________	_________________

	_____________________________	_________________	_________________	_________________

		Sum of this page ***	☒ or	23,554,310.88 UDI’s

	TOTAL RECOGNIZED CREDITS ****		☒	1,651,094,887.03 UDI’s

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

*
Note the Description of the type of credit against the estate, among those described in form LC-6/161. Good for sections 1 to 4 and 6 to 14 In the corresponding space, note the section number and number of the page in question.

**	Note the progressive creditor number.

***	When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

****	When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 5 Page 1

List of Recognized Credits against the estate: Fees and expenses of the Concurso Mercantil specialists, inspector, and conciliator
Article 224

No.	Name of the specialist and his specialization	Item and approval data	Method of Payment	Amount of the fee or expense
1
C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ, in his capacity as CONCILIATOR APPOINTED BY IFECOM in the record of Concurso Mercantil case 107/2006-I, which is currently being prosecuted against GRUPO IUSACELL, S.A. DE C.V.

Fees and expenses proved under the terms of the General Rules of the Mexican Business Reorganization Act, pursuant to the terms of the Allowance, Classification, and Priority of Credits judgment rendered on November 9, 2006.
			Will be made under the terms of Clause NINTH of the agreement proposed for acceptance that is, once the report submitted to that end by the specialist on his actions is approved.	PENDING DETERMINATION

*	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________

		Sum of this page **	or ☒	PENDING

	TOTAL RECOGNIZED CREDITS ***		☒	DETERMINATION

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

NOTE. This form is exclusively for Section 5 of the proposed agreement (LC-6/161), as indicated by its title.

* Note the corresponding number.

** When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

*** When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 5 Page 1

List of Recognized Credits against the estate: Fees and expenses of the Concurso Mercantil specialists, inspector, and conciliator
Article 224

No.	Name of the specialist and his specialization	Item and approval data	Method of Payment	Amount of the fee or expense
1
C.P.C.., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ, in his capacity as CONCILIATOR APPOINTED BY IFECOM in the record of Concurso Mercantil case 107/2006-I, which is currently being prosecuted against GRUPO IUSACELL, S.A. DE C.V.

Fees and expenses proved under the terms of the General Rules of the Mexican Business Reorganization Act, pursuant to the terms of the Allowance, Classification, and Priority of Credits judgment rendered on November 9, 2006.
			Will be made under the terms of Clause NINTH of the agreement proposed for acceptance that is, once the report submitted to that end by the specialist on his actions is approved.	PENDING DETERMINATION

*	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________
	_____________________________	_________________	_________________	_________________

		Sum of this page **	or ☒	PENDING

	TOTAL RECOGNIZED CREDITS ***		☒	DETERMINATION

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Name and Signature of Conciliator

NOTE. This form is exclusively for Section 5 of the proposed agreement (LC-6/161), as indicated by its title.

* Note the corresponding number.

** When this form is insufficient, use it as a subsequent page, mark with an “X” and note the sum of the page.

*** When this is the last page, mark with an “X” and note the total of all those that comprise this section.

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 22 Page 1

Strategy ☐
Clauses   ☒

With respect to the UNSECURED CREDITORS, the following clauses are proposed:

“THIRD. Insofar as the holders of bonds issued by the COMPANY on December 16, 1999, maturing on December 1, 2006, in the total principal amount of US$ 350,000,000.00 (THREE HUNDRED AND FIFTY MILLION DOLLARS AND 00/100 U.S. Currency, CURRENCY OF THE UNITED STATES OF AMERICA), under the terms of the issuance document, known in the English language as an “Indenture,” dated December 16, 1999 (hereinafter the “06 BONDS”), the parties agree the following:

3.1 A forgiveness of 50% (fifty percent) of the principal originally owed, for which reason the parties allow a total lump-sum debt by the COMPANY in favor of the holders of the 06 BONDS in the amount of USA$ 175,000,000.00 (ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS AND 00/100 U.S. Currency, CURRENCY OF THE UNITED STATES OF AMERICA).

3.2 A forgiveness on all interest accrued for any reason, until the signing of this AGREEMENT.

3.2 Novation of the original debt for a new debt that contains the forgivenesss agreed in paragraphs 2.1.1 and 2.1.2, above (hereinafter such new debt shall be called, the “NEW DEBT”).

3.4 The NEW DEBT shall consist in the issuance of new bonds (hereinafter the “NEW BONDS”) in the total amount of USA$ 175,000,000.00 (ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS AND 00/100 U.S. Currency, CURRENCY OF THE UNITED STATES OF AMERICA), the general terms of which are established below, with the understanding that the amount of the NEW BONDS may be increased or decreased as a result of the payment or capitalization of the ADDITIONAL RESTRUCTURING AMOUNT (as such term is defined below):

3.4.1 The COMPANY shall pay the principal amount of the NEW BONDS in a single exhibition which shall be due and payable on December 31, 2013. The NEW BONDS will accrue interest at an annual interest rate equal to 10% (ten percent) starting on the July 1 or January 1 immediately before the day on which the NEW BONDS have been issued, which shall be such as indicated in the ISSUANCE DOCUMENT (as such term is defined below) as the date from which the effects of the agreement herein indicated shall take effect (the “ISSUANCE DATE”) through December 31, 2013, which shall be paid semi-annually and consecutively, by months in arrears, on June 30 and December 31 of each calendar year starting on the ISSUANCE DATE, with the understanding that, at least 60% (sixty percent) of the interest shall be paid in cash and, at the option of the COMPANY, 40% (forty percent) thereof may be capitalized.

3.4.2 The COMPANY shall have the option of choosing just once, between: (i) deferring payment of the interest until the next interest payment date (June 30 or December 31, as the case may be); or (ii) capitalizing the total amount of the interest payable on the interest payment date in question, with the understanding that the COMPANY shall have the option of capitalizing up to 40% (FORTY PERCENT) of the amount of interest payable on each interest payment date, which are not paid on one of such dates because of the choice of the COMPANY to exercise this option.

Continues on Page 2, or ENDS ON THIS PAGE ☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Conciliator

*
Mark with an “X” if this is the Strategy for the Company to perform or the clauses for the agreement. In the corresponding space, note the number of the Section as per form LC-6/161: Section 24 for Strategy and Section 25 for Clauses. Also note the page number

**	When this form is insufficient, use it as a subsequent page, indicating such

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 22 Page 2

Strategy ☐
Clauses   ☒

3.4.3 The COMPANY may make accelerated payments at any time without any penalty or premium whatsoever, either for part of the NEW BONDS or the total thereof, such payment being for 100% of the unpaid principal amount plus unpaid accrued interest at such payment date plus such additional amounts as must be paid against any withholding or deduction of taxes.

3.4.4 On the ISSUANCE DATE, the COMPANY shall pay the holders of the NEW BONDS (i) an amount equivalent to the interest that the NEW BONDS would have accrued had they been issued on January 1, 2006, from this latter date through the June 30 or December 31 immediately prior to the ISSUANCE DATE (hereinafter the “RESTRUCTURING PAYMENT”), with the understanding that the COMPANY shall have the option of capitalizing 40% of the RESTRUCTURING PAYMENT, in which case the amount of the NEW BONDS shall be increased by the capitalized amount; and (ii) proportionally, an amount equivalent to 100% or to 50% of the funds that the COMPANY obtains from exercising its shareholders’ right of preference, depending on whether the subscription price per share is less than or equal to $26.5 pesos or greater than $26.5 pesos, respectively, derived from the subscription to shares representing the capital increase that the COMPANY shall undertake in order to establish the guaranty indicated in Clause Sixth of this Agreement, (hereinafter the “PAYMENT FOR RIGHTS OF PREFERENCE”).

The PAYMENT FOR RIGHTS OF PREFERENCE that the COMPANY must if applicable pay, shall reduce the amount of the NEW BONDS by the amount paid. (The RESTRUCTURING PAYMENT together with the PAYMENT FOR RIGHTS OF PREFERENCE, shall be called the “ADDITIONAL RESTRUCTURING AMOUNT.”)

If the allocation of NEW BONDS, the payment or the capitalization of the ADDITIONAL RESTRUCTURING AMOUNT result, together, in the allocation of fractional NEW BONDS to any holder of 06 BONDS, the amount of NEW BONDS allocated to such holder of 06 BONDS shall be rounded upwards to the closest whole number in United States dollars.

3.5 The 06 BONDS shall be canceled and exchanged for NEW BONDS on the ISSUANCE DATE.

3.6 In execution of all prior agreements, the COMPANY and the trustee of the issuance of the NEW BONDS shall sign an issuance documents, known in the English language as an “Indenture,” for the issuance of the NEW BONDS, to which such NEW BONDS shall be subject, which shall contain, among other provisions, all the aforementioned agreements and shall meet the requirements of any applicable law, Mexican or foreign (the “ISSUANCE DOCUMENT”).

“FOURTH. The rest of the CREDITORS accept a forgiveness on all interest which is to date owed to them, regular and arrears, and of 90% of the principal, plus a grace period of ten years for payment of the principal, converted into UDIS.

“FIFTH. With respect to the creditors of the COMPANY who are allowed within the CONCURSO MERCANTIL and do not sign this AGREEMENT, based on the Mexican Business Reorganization Act, the parties state and agree the following:

Continues on Page 3, or ENDS ON THIS PAGE ☐

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Conciliator

*
Mark with an “X” if this is the Strategy for the Company to perform or the clauses for the agreement. In the corresponding space, note the number of the Section as per form LC-6/161: Section 24 for Strategy and Section 25 for Clauses. Also note the page number

**	When this form is insufficient, use it as a subsequent page, indicating such

FEDERAL JUDICIARY	IFECOM	LC-6/161 Section 22 Page 3

Strategy ☐
Clauses   ☒

5.1 The CREDITORS whose credits derived from the 06 BONDS, who accepted the forgivenesss, grace periods, and concessions under the terms of the provisions of Clause Second of this AGREEMENT, and who signed it represent more than 30% (thirty percent) of the total debt that will be allowed, for which the COMPANY is liable.

5.2 The creditors of the COMPANY who are allowed within the CONCURSO MERCANTIL and who do not sign this AGREEMENT are unsecured in nature.

5.3 Therefore and based on Article 159 of the Mexican Business Reorganization Act, the parties stipulate that the unsecured creditors who are allowed within the CONCURSO MERCANTIL and who do not sign this AGREEMENT, shall receive the same forgivenesss and grace periods that are agreed in this AGREEMENT with respect to the COMPANY’ debts derived from the 06 BONDS, therefore, consequently, the unsecured creditors of the COMPANY who are allowed within the CONCURSO MERCANTIL and who do not sign this AGREEMENT are bound to everything herein agreed.

5.4 Notwithstanding the aforesaid, the parties agree that any creditor who is identified by the COMPANY or who is allowed within the CONCURSO MERCANTIL may, at any time, sign this AGREEMENT.

“SEVENTH. The parties agree that the establishment of reserves by the COMPANY is not necessary, given that it does not have any challenges outstanding against it to resolve nor existing tax credits pending calculation.

“EIGHTH. The exact and timely performance of the principal amount, interest, and additional amounts, if any, with respect to the NEW BONDS, whose terms have been agreed by the parties under the terms of the provisions of Clause Second of this AGREEMENT, as well as performance of the COMPANY’ obligations derived from this AGREEMENT and the ISSUANCE AGREEMENT which are signed under the terms of the provisions of such Clause Second, shall be guaranteed through the establishment of an irrevocable guaranty trust (the “GUARANTY TRUST”) on shares that would represent at least 28% (twenty-eight percent) and up to 34% (thirty-four percent) of the COMPANY’ capital stock.

The GUARANTY TRUST shall be established through a trust agreement whose draft, at the appropriate time, shall be exhibited as part of the CONCURSO MERCANTIL, together with a translation into Spanish of the ISSUANCE DOCUMENT, which may undergo changes agreed by the COMPANY and its CREDITORS who sign this AGREEMENT, with the understanding that, such changes shall not have a material adverse effect on the rights and obligations of the CREDITORS and in no case may they modify the amount, term, interest rate, and guaranty of the NEW BONDS.”

END OF CLAUSES OF THE AGREEMENT APPLICABLE TO UNSECURED CREDITORS.

Continues on Page ____, or ENDS ON THIS PAGE ☒

C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Conciliator

*
Mark with an “X” if this is the Strategy for the Company to perform or the clauses for the agreement. In the corresponding space, note the number of the Section as per form LC-6/161: Section 24 for Strategy and Section 25 for Clauses. Also note the page number

**	When this form is insufficient, use it as a subsequent page, indicating such

FEDERAL JUDICIARY	IFECOM	LC-7/161

Summary of the proposed agreement

Honorable Creditor: (HONORABLE JUDGE)

As indicated by the Mexican Business Reorganization Act, I make available to you for the period of ten days, the summary of the proposed agreement that I believe has the favorable opinion of the Company and the majority of recognized creditors.
Court: SEVENTH CIVIL DISTRICT COURT IN THE FEDERAL DISTRICT. Company: GRUPO IUSACELL, S.A. DE C.V. Petitioner: GRUPO IUSACELL, S.A. DE C.V. Concurso Mercantil Case No.: 107/2006-I

Company’s Contact Information		Conciliator’s Contact Information
Name and procedural domicile GRUPO IUSACELL, S.A. DE C.V. AV. PASEO DE LAS PALMAS NO. 731, SUITES 501 and 502, COLONIA LOMAS DE CHAPULTEPEC, POST CODE 11000, MEXICO, FEDERAL DISTRICT.		Name and address to sign the proposed agreement C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ CALLE ETLA NO. 19, COLONIA HIPÓDROMO CONDESA, DELEGACIÓN BENITO JUÁREZ, MEXICO, FEDERAL DISTRICT.

Description	Legal Basis *	Amount en UDIs	Total in UDIs	Vote
Credits against the estate (recognized liabilities) of the Company.			Not applicable.
Labor (Constitution Art. 123 Sect. XXIII part “A”)	Art. 224 Sect. I	None.
For administration of the estate	Art. 224 Sect. II	None.
Normal expenses for the estate’s assets	Art. 224 Sect. III	None.
Proceedings to benefit the estate	Art. 224 Sect. IV	None.
Fees and expenses of the specialists	Art. 224 Sect. V	Pending determination.
Burial expenses	Art. 218 Sect. I	None.
Medical expenses	Art. 218 Sect. II	None.
Creditors with a mortgage guaranty	Art. 219 Sect. I	None.		0.00%
Creditors with mortgage guaranty	Art. 219 Sect. II	None.		0.00%
Tax with real guaranty	Art. 221	None.
Tax without guaranty	Art. 221	None.
Other labor obligations	Art. 221	None.
Creditors with special privilege	Art. 220	None.		0.00%
Unsecured creditors	Art. 222	1,651,094,887.03 UDI´s	1,651,094,887.03 UDI´s	99.99%
Reserves for paying differences and Tax credits.			Not applicable.
Differences from outstanding challenges	Art. 153
Tax obligations to be determined	Art. 153
Credits subject to a labor agreement or write-off / tax authorization			Not applicable.
Labor credits	Art. 152
Tax credits	Art. 152	271.27 UDIs	271.27 UDI’s
Grand Total in UDIs →			1,651,095,158.30 UDI’s
To be effective, this agreement must be signed by recognized creditors in the minimum allowed amount of:			827,198,674.30 UDI’s	50.1%

Proposal to Creditors
For unsecured creditors The grace period, forgiveness, and novation cited on form LC-6/161 Section 22, forming part of this report.

For mortgage creditors NOT APPLICABLE.

For creditors with mortgage guaranty NOT APPLICABLE.

For creditors with a special privilege NOT APPLICABLE.

For other creditors who sign the agreement NOT APPLICABLE.

Received stamp and signature of the Court	Place and date (In numbers and letters)	0	6	1	2	0	6
	Mexico, Federal District.	Day		Month		Year
	On the sixth of December two thousand six. C.P.C., M.A. and L.D. ENRIQUE ESTRELLA MENÉNDEZ Conciliator.